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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): November 30, 1999

                      THE BANK OF NEW YORK COMPANY, INC.
                      ----------------------------------
            (exact name of registrant as specified in its charter)


                                   NEW YORK
                                   --------
                (State or other jurisdiction of incorporation)



               1-6152                            13-2614959
               ------                            ----------
       (Commission file number)              (I.R.S. employer
                                          identification number)


      One Wall Street, New York, NY               10286
      -----------------------------               -----
         (Address of principal                  (Zip code)
           executive offices)

           212 - 495 - 1784
           ----------------
     (Registrant's telephone number,
          including area code)



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Item 5    Other Events
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     Four exhibits are filed herewith in connection with the Registration
Statement on Form S-3 (File Nos. 333-70187, 333-70187-01, 333-70187-02, 333-
70187-03 and 333-70187-04) filed by

The Bank of New York Company, Inc. (the "Company") with the Securities and Exchange Commission covering the Company's 7.30% Senior Subordinated Notes due 2009 (the "Notes"), issuable under an Indenture, dated as of October 1, 1993 between the Company and Chase Manhattan Trust Company, National Association. The exhibits consist of the Underwriting Agreement, dated November 30, 1999, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as Representative of the several Underwriters named therein (the "Underwriting Agreement"); the Form of Note; an Officers' Certificate pursuant to Section 301 of the Indenture; and the opinion of counsel as to the legality of the Notes.

Item 7    Financial Statements, Pro Forma Financial
------    Information and Exhibits
          -----------------------------------------

(c) Exhibits

          The following exhibits are filed herewith:

     1.1  Underwriting Agreement, dated November 30, 1999 between the
          Registrant and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as Representative of the several Underwriters named therein.

     4.1  Form of Registrant's 7.30% Note due 2009.

     4.2 Officers' Certificate pursuant to Section 301 of the Indenture.

     5.1  Opinion of Paul A. Immerman, Esq.

     23.1 Consent of Paul A. Immerman, Esq. (included in
          Exhibit 5.1)

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 6, 1999

                             The Bank of New York Company, Inc.

                         By: /s/ Thomas J. Mastro
                             ----------------------------------

                       Name: Thomas J. Mastro
                       Title: Comptroller

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